Investor Day June 10, 2025

Forward-looking statements and other references Certain statements and information set forth in this presentation contains “forward-looking statements” and “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include management’s assessment of future plans and operations and are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward -looking statements are provided to allow potential investors the opportunity of management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Some of the forward-looking statements may be identified by words such as “may”, “plan”, “foresee”, “will”, “should”, “could”, “anticipate,” ”believe,” “expect,” “intend,” “potential,” “continue,” an d similar expressions. While the Company’s management believes that these forward-looking statements are reasonable as and when made, these statements are not guarantees of future performance and undue reliance should not be placed on them. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s con trol) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause results to differ materially from those in the forward-looking statements include (1) the timing and extent of changes in raw materials and component prices, (2) the effects of fluctuations in the commercial/industrial new construction market, (3) the timing and extent of changes in interest rates, as well as other competitive factors during the year, and (4) general economic, market or business conditions. For additional information and a discussion of such risks and uncertainties, which could cause the Company’s actual results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The reader is cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement after they are made, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. This presentation includes references to calculations that are not based on generally accepted accounting principles (“GAAP”) . Reconciliations of each of those non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward- looking non-GAAP measures are provided, the Company does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures, because it cannot, without unreasonable effort, predict the timing and amounts of certain items taken into account in the computations of each of these measures. 2

3 Experienced executive team Matt Tobolski Chief Executive Officer Stephen Wakefield Executive Vice President & General Manager, AAON Business Unit Matt Shaub Executive Vice President & General Manager, BASX Business Unit Rebecca Thompson Chief Financial Officer and Treasurer

4 Today’s agenda Welcome & Agenda Joseph Mondillo IR & Corporate Strategy Director 9:00am Company Overview Matt Tobolski CEO 9:05am AAON Overview Stephen Wakefield EVP of AAON 10:00am BASX Overview Matt Shaub EVP of BASX 10:45am Financial Overview & Outlook Rebecca Thompson CFO & Treasurer 11:15am Closing Remarks Matt Tobolski CEO 11:35am Q&A Panel11:40am BREAK

Matt Tobolski Chief Executive Officer 5

6 Who we are… …that’s why we consistently outperform We are not your typical HVAC company We are agile, innovative & creative We are best-in-class operators to support it We are an entrepreneurial disruptor with a focus on providing value for our customers

AAON: an overview 7 Winning with two differentiated brands: At AAON, we don’t just respond to the world’s demand for better solutions—we lead the charge We are dedicated to advancing the HVAC industry with efficient, cutting- edge technologies for commercial, industrial and data center buildings Founded in 1988 4.0 million sq ft of manufacturing World’s most capable HVAC test lab End markets data centers, cleanroom environments Products air handling, liquid cooling, cleanroom environments End markets education, retail, healthcare, manufacturing, office, lodging Products rooftop units, air handlers, condensing units

AAON: an overview Note: Data is based on trailing twelve months as of March 31, 2025. See Non-GAAP Financial Measures in Appendix. 8 $1.0B Order backlog 31.0% Gross margin 21.1% EBITDA margin 21.6% CapEx and R&D as a percent of sales $1.90 EPS 16.7% ROIC Sales by branded productsBASX Sales by segment AAON Oklahoma AAON Coil Products AAON U.S. Sales by region International BASX

Our strategic pillars 9 Winning with superior engineering, innovation, customization and automation Optimizing the organization to drive results and empower leaders to drive value Capitalize on the value proposition of our mission critical solutions in a dynamically growing data center market Capitalize on industry leading innovation and secular trends in the commercial and industrial markets Be a best in class operator and make strategic investments to support profitable growth 02 03 04 0501

10 Winning with superior engineering, innovation, customization and automation AAON delivers unmatched efficiency, customization and quality, driven by automation and engineering excellence Superior engineering and quality = longer life and efficiency Industry leading customization for customer needs Automation-driven manufacturing excellence

Reorganizing for sustainable growth 11 WHAT WE’RE DOING Transitioning from a facility-based organizational structure to a brand-based structure WHY Enable us to manage the business more efficiently, particularly as facilities become more heterogeneous with product manufacturing Heightened focus on driving value in products and customer execution BENEFITS Better leveraging of manufacturing scale and best practices Enable investors to better understand and analyze the financials Propelling the organization with an entrepreneurial mindset

Future structure: Leveraging two strong brands 12 Non-res HVAC equipment Packaged rooftop units and split Semi-custom Innovation Premium quality and customer support 26% of Sales 74% of Sales Note: Data is based on trailing twelve months as of March 31, 2025. Data centers, clean rooms, commercial/industrial Air handling, liquid cooling, cleanroom environments Fully custom

BASX wins with a full custom solutions offering BASX has had a three-year CAGR of ~40% in a market1 growing ~10% ¹ Based on company estimates. 13 Leads to deeper customer relationships and better outcomes Solutions- based approach Superior engineering Solving complex challenges with advanced technical capabilities Tailoring each solution by understanding unique customer needs No unsolvable problems Purpose built for data centers Fully customizable and adaptive to a fast-moving, high-growth market Focus on TCO Driving efficiency and long-term value, not just upfront costs

Growth in cloud compute continues with even more growth from AI data centers BASX’s focus and opportunity is data centers Leveraging existing air-side DC cooling and newly introduced liquid cooling solutions 14 Air-side DC cooling Highly engineered, custom designed capabilities are a proven success factor Liquid DC cooling BASX is leading the industry in developing these innovative solutions for AI DCs

69.6 99.9 149.8 147.6 182.0 170.7 183.5 233.5 279.8 394.5 408.6 539.7 623.0 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 15 Dynamic growth in the BASX backlog ($M)

Expanding and diversifying solutions This offering would be more custom than most standard offerings in the market, but more cost effective than a fully custom solution BASX is creating a new semi- custom, configurable product offering, similar to AAON 16

17 BASX’s future is bright Growing TAM Solutions-based, as opposed to product-based Custom engineering and manufacturing Leading innovation in both air-side and liquid cooling Premium customer service Strong backlog supported by expanding capacity

What does the AAON brand represent? • Most superior rooftop and split systems on the market • Industry leading innovation • Premium quality • Advanced technology and performance Multiple drivers of growth • Lowest total cost of ownership • Not just upfront cost thinking • Customer exploration center as proof of concept Leading value proposition for customers • Innovation and engineering • Semi-custom engineering & manufacturing • Built for application • Performance and energy efficiency AAON’s differentiators 18

Favorable secular market trends 19 Regulation Economics Decarbonization/ electrification Focus on energy efficiency and electrification has driven a replacement cycle Stricter regulation, such as lower GWP refrigerants, has been a driver of our growth Customers’ attractive total cost of ownership of our products have supported demand Multiple drivers to our target of MSD growth

Capitalizing on innovative heat pumps and national account opportunities 20 These strategies are mutually exclusive but complement each other to drive growth Existing market SAM TAM Recently, AAON established an internal national account sales team Targeting national accounts and their multi-year replacement programs from a centralized standpoint expands our SAM Leveraging heat pump capabilities gives AAON an edge Multi-hundred million dollar pipeline established

The refrigerant transition was disruptive in 2024… 21 Unprecedented regulation by the EPA was disruptive in many ways Transition to a new mildly flammable refrigerant (R-454B) forced an update to building codes, the first time in history this happened during a refrigerant change Slow adoption of the new refrigerant equipment in late 2024 and supply chain issues in early 2025, caused a temporary slowdown in orders and production

…But it was temporary, and AAON’s competitiveness has never been stronger 22 We were always confident this was going to be a temporary impact AAON’s cost of manufacturing the new refrigerant equipment is unchanged, whereas most competition has indicated increases to costs This has led to AAON being more competitive with price and our value proposition Potential result: accelerated share gains and margin expansion

Our premium offering has never been more attractive ¹ Price premium reflects AAON's price relative to the closest alternative in the market. 23 15-20% ~10% 5 Years ago Today Future The price premium to peers¹ has narrowed Our unique product offering, unmatched by competitors, proves to be of higher quality relative to market alternatives, justifying a price premium The value proposition has never been more attractive Share gains are accelerating as the price premium narrows <10%

24 New storyboard Leading innovation with high barriers to entry Competitive value proposition Favorable secular trends with a ‘Made in America’ advantage National account opportunity Cold climate heat pumps Operational excellence Fundamentals of the AAON brand are the strongest ever

Being a best-in-class operator 23.9% 25.4% 30.3% 25.8% 26.7% 34.1% 33.1% 2018 2019 2020 2021 2022 2023 2024 Delivering steady improvement in gross margin 25

26 Tulsa, OK (2.0M sq ft) Longview, TX (791,500 sq ft) Redmond, OR (363,000 sq ft) Kansas City, MO (86,000 sq ft) Memphis, TN (787,000 sq ft) 1 2 3 4 5 1 3 2 5 4 All facilities are set up with similar manufacturing equipment and processes Balancing and expanding our manufacturing footprint

27 Kansas City, MO 80% 20% Future state of production Tulsa, OK 5%95% Redmond, OR 0% 100% Longview, TX (250,000 sq ft of expansion) 75%25% Memphis, TN (800,000 sq ft of expansion) 95%5%

Building capacity for efficient growth 28 AAON Three largest peers combined Added capacity: 2022-2024 ~1M sq ft total incremental manufacturing space • Designing our first ideally arranged manufacturing facility in Memphis with 787,000 sq ft • Opened 240,000 sq ft in Longview in January 2025 Prioritizing aggressive growth in an efficient way In our view, the data center HVAC supply chain will remain tight for years

Leader in innovation with high barriers to entry and competitive pricing 29 Customized solutions provider Capitalizing on decarbonization and data center opportunities Robust growth, with strong margins and balance sheet Investment thesis

Delivering on our commitments ¹ 2022-24 CAGR 30 10%+ 16%¹ 2023 investor day 2024 Sales CAGR 30%+ 33% 2023 investor day 2024 Gross margin

31 Affirming our 3-year targets Gross margin 32%-35% Organic sales CAGR 12.5%-plus mid-single digits ~40% Note: The three-year organic sales CAGR is assuming a base year of 2024.

Stephen Wakefield Executive Vice President & General Manager, AAON Business Unit 32

Key takeaways 33 Leading in innovation featuring products like Alpha Class Narrowing price premium allows us to take market share Solutions-based customization from a best-in-class operator Strong sales channel with a push into national accounts

AAON brand overview ¹ Data is based on 2024. 34 History Bridging the gap between basic, standard equipment and fully custom solutions for a compelling value Today A semi-custom, highly configurable solutions provider for commercial and industrial markets 771 1,002 976 2022 2023 2024 Sales by Products¹ 80% Rooftop units 6% Air handlers 6% Condensing units 8% Parts Sales by Location¹ 88% Tulsa, OK 12% Longview, TX AAON brand sales ($M)

Packaged Rooftop Unit 16-30 tons Outdoor Rooftop Air Handling Unit 800-2400 cfm Evaporative Condenser Unit 51-261 tons Condensing Units 2-60 tons Vertical Indoor Air Handling Unit 450-10,000 cfm Products to meet a range of customer needs 35 Packaged Rooftop Unit 2-6 tons Horizontal Indoor Air Handling Unit 450- 10,000 cfm Packaged Rooftop Unit 26-70 tons Packaged Rooftop Unit 9-15 tons

What makes the AAON brand special? 36 Innovation and engineering Leading in innovation and engineering is at AAON's core, and it enables us to fully support all our customers Semi-custom engineering & manufacturing A proprietary, hard-to-replicate process that seamlessly integrates deep customization within a highly automated production environment Performance and energy efficiency Innovations such as DOAS (dedicated outdoor air systems) and advanced heat pump capabilities have contributed to leading the industry in quality and performance Built for application A highly configurable product line allows customers to fit- for-purpose, which maximizes performance and efficiency

Our competitive advantage: The unique integrated process 37 Sophisticated engineering department for design Efficient manufacturing through automation and soft tooling 21 3 4 High barriers to entry with a model that is difficult to copy and perfect Most capable R&D lab in the industry Electronically accepting many configurations of equipment

Feature AAON’s custom productsLow-quality products AAON equipment versus the alternative 38 Production Soft-tooled, highly automated processes Price Premium, reflects higher quality Durability Durable and long-lasting, with a lifespan up to 2x the competition Customization Highly customizable, tailored to individual needs and preferences Maintenance Mass production, standardized process Affordable, budget-friendly Not as durable, shorter lifespan Limited or no customization options Difficult, cumbersome Designed for ease of maintenance AAON products have lower TCO through higher efficiency, longer lifespan and greater reliability

39¹ The Air Conditioning, Heating, and Refrigeration Institute The Norman Asbjornson Innovation Center World’s most capable HVAC laboratory Statistics 134,000 sq ft 7.25 megawatts Staffing 39 test technicians 30 engineers Operates 7 days a week, 12 hours per day AAON is able to test units much greater in size than AHRI¹ can AHRI can only test and certify units up to 63 tons because they do not have the testing capacity that we do Uses new product development customer witness testing certification testing reliability testing

40 Proving and showcasing AAON’s superiority The Gary D. Fields Exploration Center is the only showroom in the world where customers can see all the major brands of rooftop equipment side-by-side, with our products next to the alternatives It doesn’t take an engineer to quickly understand the premium quality This showroom along with new investments in marketing campaigns will lead to market share gains

Offering a solutions- based sales channel model 41 Building owners prefer this approach more than contracting with multiple sub-contractors Sales reps use AAON equipment to customize the ideal solution This solutions-based sales channel is superior to most factory products-based sales channels that we compete against AAON sells through an independently owned sales channel, with one representative firm in every region of North America Reps utilize a line card of 20-30 complimentary OEMs that help provide an overall solution to the end customer

Building strength in our go-to-market strategy Focus on parts and service AAON selling parts and supporting our sales channel in building a world class services operation is key to our solutions-based offering Leveraging the marketing function set up in 2022 Marketing budget up 10x since creation, strengthening market penetration by increasing brand recognition AAON’s go-to-market strategy is significantly more advanced than in the past, and key to contributing to the company’s market share gains and 12.5%-plus sales growth target Providing resources to the sales channel Customer Exploration Center Support services Training (new academy) Mobile experience Investing in sales Account management National Account director 42

Total addressable market and share gain opportunity¹ Nonresidential HVAC market 6% market share and growing $875M⁴ $14.5B² The addressable market of AAON’s commercial HVAC products, including rooftop units, air handlers and condensing units, is ~16x the size of our rooftop sales Positioned to take share as demand trends shift to meet energy efficiency and decarbonization requirements mid-single digits 3-year sales target 43 9% rooftop market share³ 1 All data on this slide is based on 2024. 2 Sources: Grand View Research, Next Move Strategy Consulting, SNS Insider Report 3 In 2024, the size of the rooftop unit market was $8.5B, compared to AAON's rooftop unit sales of $768M. 4 Sales only include equipment sales, and exclude parts, freight and other items.

Favorable secular trends 44 Decarbonization Energy efficiency Government regulations Total cost of ownership focus Our customized, highly automated platform allows us to adapt to these secular trends much more efficiently These secular trends are driving up the cost of manufacturing across the industry much more than what we are experiencing

45 Continuously becoming more competitive As the price premium narrows, we expand margins and increase our market share Prior to 2020, AAON’s average price premium relative to the alternative market solution was 15%-20% In the last few years, the company was able to bring that premium down to ~10% In 2025, we are narrowing the price premium further, driving share gains <10% No competitor can truly match AAON's premium product offering , justifying the price premium. Price premium reflects AAON's price relative to the closest alternative in the market.

Operationally, we’ve never been stronger Productivity gains and scaling the operations efficiently 30.5% 2020 35.2% 2024 Continuously finding ways to increase productivity and throughput AAON Oklahoma gross margin transformed At the Tulsa facility, we could increase production volumes by ~40% with minimal additional fixed costs 46

A history of innovation 47 Innovation of premier solutions is the foundational principle of the company Negative 20 degree heat pumps 2025 First configurable semi-custom rooftop unit 1988 Dimple heat exchanger tube 1998 Foam-filled double-wall panels 2003 Dedicated outside air system (DOAS) 2005 Low leakage dampers 2012 Variable speed compressors 2015 Zero degree heat pumps 2022

2023 AAON’s Alpha Class were the only heat pumps operable below 30OF, and were operable all the way down to 0OF 2025 Introducing Alpha Class with operability down to -20OF, meeting the Department of Energy’s challenge two years ahead of requirement 2024 AAON's total rooftop sales were down 5% The Alpha Class category was up 39% Continuing to innovate with Alpha Class and heat pumps ¹ All data is based on 2024. 48 Alpha Class is a product category of the AAON brand that includes commercial HVAC equipment fueled by a fully electric heat pumps There is a large pipeline of customers interested in decarbonizing and electrifying their HVAC systems ~15% of rooftop sales¹ 10% of total company sales¹

National account opportunity 49 Landing just one or two national accounts per year could be meaningful and incremental to traditional growth Many are interested in electrifying their HVAC systems, with Alpha Class giving us an advantage A substantial percentage of this pipeline is focused on multi-year programs In the last 20 years National accounts were not a big focus In Early 2024 In early 2024 Began to target national account opportunities Last 18 months Built a pipeline of opportunity with annualized sales of several hundred million dollars

Impacts from the recent refrigerant regulation 50 Planning production and management inventory was incredibly challenging On a positive note, our semi-custom platform was able to handle the transition better than most of the competition Our YTD book of orders implies that we are already back to taking market share The weak Q4 and Q1 we experienced was temporary

Our bookings are recovering from the refrigerant transition 51 391.8 364.1 364.9 400.5 417.9 355.5 307.1 276.6 278.6 255.5 239.1 327.3 403.9 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 AAON backlog ($M)

Key takeaways …leading us to a MSD sales growth target for AAON brand 52 Leading in innovation featuring products like Alpha Class Narrowing price premium allows us to take market share Solutions-based customization from a best-in-class operator Strong sales channel with a push into national accounts

53 Break

54 Matt Shaub Executive Vice President & General Manager, BASX Business Unit

Key takeaways Fully custom solutions - providing innovative solutions, not just products Premier customer service - setting the industry standard for customer experience Aggressively capturing market share – leveraging our unique offering to take share from a large, growing market Robust growth - generating extraordinary growth with data center solutions Expanding capacity - accelerated capacity expansion with strategic oversight 55

BASX brand overview ¹ Data is based on 2024. 56 Sales by Product¹ 83% Data center equipment 13% Cleanroom systems 4% Commercial equipment Production Location¹ 88% Redmond, OR 12% Longview, TX 117.7 166.5 225.0 2022 2023 2024 BASX brand sales ($M) History Founded in 2014 and acquired by AAON in 2021, largely focused on the data center market, but a history of strength with cleanroom systems and custom air handlers for commercial markets $623.0M Backlog at 1Q25 (up 123% year over year) 38% CAGR

57 BASX strategic plan Platform Leveraging the BASX platform to drive high win rates in data center projects Capacity Focus on expanding production capacity and operational efficiencies to increase throughput and maximize profit margins Solutions Developing solutions and product offerings amongst diversified end-markets …all contributing to our sales CAGR target of ~40% growth

What makes BASX special? 58 Provides solutions not just products Full customization High quality manufacturing Premier customer care Superior customer support BASX is the only player in the industry that specializes in providing solutions, as opposed to standard products BASX offers a fully customized solution that maximizes operating performance and efficiency, and ease of maintenance The manufacturing is of the highest quality in the industry, ensuring minimal maintenance and downtime, and extended longevity A foundational principle at BASX is providing the customer the best customer experience BASX focuses greatly on the aftermarket, ensuring its customers are well handled throughout the life of the equipment Providing the best customer experience

59 Elite engineering and innovation drives BASX Focused teams for both customer solutions and product development Dedicated R&D space for concept development, validation and customer witness testing Decades of experienced industry leadership Entrepreneurial and fast-paced development culture, blended with appropriate process discipline Unique engagement with component vendors’ product development programs

Adding value through customized solutions Innovative design to customer specifications High efficiency / Total cost of ownership conscious BENEFITS To customers To the facility Unique to customer requirements Total cost of ownership advantage Energy efficiency supporting uptime and lower costs Improves overall facility performance Maximizes energy efficiency Improves air quality Maximizes comfort for occupants Ease of maintenance WHAT IS IT 60 Fully customized design & production First of kind build with validation testing ASPECTS Innovative designs Low environmental impact Reliable operations Flexible future proof design / Density change flexibility Out of the box thinking and engineering Parts and after market service

Superior fan and air handler designs Highly vertically integrated Automated manufacturing State of the art production facilities Durable, long-lasting equipment 61 High quality manufacturing

62 Customer care and support Steadfast commitment to customer service Delivering on our promises Providing the best customer experience Assigned project management from day one Utilizing internal sales, engineering, production and external reps throughout sales process Premier aftermarket support Leveraging AAON's independent national rep network for installation and service

Customer case study 63 A hyperscaler issued an RFP for a custom liquid cooling solution for innovative data center design The solution utilized equipment within BASX's expertise, though not previously in production BASX has received add-on orders in significant size BASX was selected as the EXCLUSIVE PARTNER for the project BASX secured a $175M order, followed by substantial add-on orders Late 2023 Feb 2024 Oct 2024 Since then

Data centers are a huge and growing market

Total North America data center construction put in place in 2024[1]

Total cooling equipment & infrastructure

BASX-specific thermal management equipment


TAM
~$35B[2]
~20%
TAM
$5-$7B[3]
~40%
BASX
TAM
$2.5-$3.0B[3]
~7%

[1] The total cost of constructing data centers in 2024
[2] Source: U.S. Census Bureau
[3] Source: Company estimates. Our 2024 estimated TAM is related to the products BASX provides to data centers.

AAON

64

40% 60% Data center TAM is shifting to liquid cooling 65 BASX-specific thermal management equipment 85% 15% Thermal management equipment By 2028 To date, a vast majority of TAM is cloud compute data centers cooled by air-side equipment By 2028 we anticipate the split to be 60% liquid and 40% air-cooled ~7% Liquid cooling Air-cooled TAM $2.5-$3.0B¹ 1 Source: Company estimates. Our 2024 estimated TAM is related to the products BASX provides to data centers.

Data center pipeline underpins growth

In 2023, compute power of data centers put-in-place in the industry was **~2GW**

In 2024, it was **~4GW** and currently, there is a pipeline of projects in development totaling 100-150 GWs

Installed capacity (GW)


100-150
Annualized put-in-place construction of data centers will grow to ~8-12 GWs
2
4
2023
2024
Industry pipeline in construction

Source: Goldman Sachs Global Investment Research, J.P. Morgan Global Research, Company estimates

Data center pipeline from a macro perspective **is large and growing**

66

Long-term value creation of data center opportunity 67 Significant visibility into our customers' projects, extending out multiple years Pipeline is large and growing, aligning to what we're seeing from a macro perspective Demand outweighs HVAC market supply 69.6 99.9 149.8 147.6 182.0 170.7 183.5 233.5 279.8 394.5 408.6 539.7 623.0 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 BASX backlog ($M)

BASX product offerings provide end-to-end solution for data centers 68 opportunity is ~$1.0B - $1.5B per GW1 Computer Room Air Handler Air Handling Units Free Cooling Heat Rejection Chiller Coolant Distribution Unit Overhead Fan Coil Fan Coil Wall 1 Note: Opportunity is based on full utilization of manufacturing square footage described on slide 74

Air-side data center cooling Highly engineered, custom designed capabilities a proven success factor Leading in innovation with both air-side cooling… 69 Cloud compute market growth plus BASX share gains drives robust growth Nearly all of BASX’s growth (3-year trailing sales CAGR of 40%, including 35% in 2024) has been driven by providing custom air-side cooling solutions for cloud compute DCs BASX air-side cooling sales (~$166M in 2024) expected to grow >20% for the next three years Air-side cooling is also required in AI DCs, needing 1x-2x the amount of air-side cooling equipment in a cloud compute DC

…And liquid cooling data center solutions 70 Liquid cooling is incremental growth to air-side cooling, as it is utilized in AI data centers Since last October, BASX has secured orders exceeding $400M for a liquid cooling solutions The technology in AI data centers is changing so rapidly, providing custom designs and manufacturing for our customers is a significant advantage BASX is a leading provider as shown by recent order wins Liquid data center cooling Being on the cutting edge of liquid cooling is extremely advantageous in a rapidly evolving market

71 Shift to AI inference models will sustain growth Low-cost models is a good thing, not a bad thing Transitioning from constructing training models to inference models will result in more data center construction BASX content in inference data centers is modestly smaller than training, but the volume of inference data centers will be greater Consistent growth despite concerns around Deepseek

BASX production expanding across AAON locations 72 BASX’s production capacity will double by 2027, facilitating robust annual production growth Longview and Memphis will be transformational as they ramp up in coming 2-3 years, giving BASX cutting-edge production at the scale it needs 2024 2025 2026 2027 BASX production allocation by site (%) Redmond, OR Longview, TX Memphis, TN

Status of BASX production at each location 73 Facility Dedicated BASX sq ft Max production capacity 2024 sales % to full capacity Current status Longview, TX 250,000 ~$500M $26.9M Ramping up production in 2-3 years 70% Memphis, TN 490,000 ~$750M $0 Ramping up production in 3-5 years 5% Redmond, OR 240,000 ~$250M $198.1M Increasing throughput; maximizing productivity 100%

Margins to improve as utilization increases 74 Right-sizing capacity at Redmond facility and ramping up production at the Longview and Memphis facilities The ramp to full utilization impacts margins in the near term Volumes and productivity in Redmond and Longview will be meeting target margins Memphis will be ramping up production and will be profitable; margins will improve as the facility gets to full utilization Cumulative volumes and productivity across all facilities will be much higher and will be meeting target gross margins of >30% Current state By end of 2025 By end of 2026

Memphis doubles BASX’s production capacity 75 Production to start in Q4 2025, ramp up in 2026 Facility with 787,000 sq ft, of which 490,000 sq ft is dedicated to BASX DC equipment Flexibility with 297,000 sq ft of undedicated space: More data center equipment New solutions/products

Client segmentation Hyperscale Colocation Enterprise Owned and operated by a single facility for its own use Colocation Owned and developed by a third party and leased to multiple businesses Hyperscale Owned and operated by the companies they support on a large scale Dominated by tech giants Massive power requirements (200+ MW facilities) Custom-built infrastructure at massive scale Emphasis on PUE (Power Utilization Effectiveness) Drive industry innovation in cooling technology Multi-tenant facilities Diverse customer requirements Various scale operations (regional to global) Versatility and flexibility in infrastructure 76

77 Reducing our reliance on large customers over time A few large hyperscale customers dominate the backlog Hyperscalers will make up a smaller percentage as we reach new customers Today Future Large hyperscalers Non-hyperscale customers

Opportunities exist in diversified end markets BASX has experience in other markets beyond data center equipment 78 13% of 2024 sales83% of 2024 sales 4% of 2024 sales Data centers Cleanroom equipment Commercial equipment Semiconductor | medical pharmaceutical | industrial markets Has been less of a focus given DC growth Growth opportunities: Custom air handlers is core to our DNA and could be expanded into the commercial market R&D working on new products for multiple end markets

“Productizing” for scale and diversification 79 Actively reducing cost and standardizing select DC product offerings for the masses Pursuing a new semi-custom AHU that bridges the gap between the standard market and BASX's fully custom offering Like AAON, the focus is on configurability and options, with tools and collateral allowing independent reps to self-perform design, selection, and pricing Utilizing parametric/3D design and automated manufacturing to increase scale, allowing for lower priced products that generate compelling margins Air-side cooling Liquid cooling

Key takeaways 80 …leading us to a ~40% sales CAGR target for BASX Fully custom solutions - providing innovative solutions, not just products Premier customer service - setting the industry standard for customer experience Aggressively capturing market share – leveraging our unique offering to take share from a large, growing market Robust growth - generating extraordinary growth with data center solutions Expanding capacity - accelerated capacity expansion with strategic oversight

Rebecca Thompson Chief Financial Officer & Treasurer 81

Key takeaways Three-year organic sales CAGR of 12.5%-plus Operating leverage through disciplined SG&A Driving gross margins to 32%-35% Managing a balanced capital allocation after increased CapEx spend in 2024-25 82

Financial highlights¹ ¹ See Non-GAAP Financial Measures in Appendix. 83 Net sales ($M) Gross margin ROIC (Non-GAAP) EBITDA margin (Non-GAAP) $514.6 $534.5 $888.8 $1,168.5 $1,200.6 2020 2021 2022 2023 2024 30.3% 25.8% 26.7% 34.1% 33.1% 2020 2021 2022 2023 2024 24.8% 18.6% 18.3% 23.5% 22.7% 2020 2021 2022 2023 2024 Consistently delivering results throughout the cycle 27.3% 13.5% 16.4% 24.2% 18.6% 2020 2021 2022 2023 2024

2025 outlook 84 Sales Sales growth in the mid-to high-teens Expenses Gross margin at similar levels we realized in 2024 SG&A as a percent of sales to decline 25 to 50 basis points CapEx Approximately $220.0 million

Gross margin 32%-35% SG&A as a percent of sales 13%-14% 85 Affirming our 3-year targets Organic sales CAGR 12.5%-plus mid-single digits ~40% Note: The three-year organic sales CAGR is assuming a base year of 2024.

Where we are in the business cycle 2020 2021 2022 2023 2024 +9.6% +3.1% +46.7% +31.5% +2.7% 86 AAON branded sales volumes up compounded 13% AAON branded sales up compounded 38% excluding pricing; BASX branded sales up compounded 107%1 AAON branded sales volume down 6%; BASX branded data center sales up 85% Note: Top figures are organic sales growth. 1: Compared to full year 2021 which includes sales of BASX products prior to acquisition.

Strong growth track record Note: Peer average is composed of Lennox, Trane, Carrier and Johnson Controls. 87 -10% 0% 10% 20% 30% 40% 50% 2020 2021 2022 2023 2024 Sales growth: AAON vs peer group AAON Peer average 5-year organic sales CAGR 6.0% Peers 20.7%

Steady market share gains at AAON brand, close to 50% CAGR at BASX ¹ Source: Market volumes are based on AHRI data. ² BASX was acquired in December 2021. Sales figures for the periods prior to the acquisition in 2019-2021 are unaudited. 88 5.1% 6.8% 6.0% 7.7% 7.8% 6.7% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 150,000 170,000 190,000 210,000 230,000 250,000 270,000 290,000 310,000 330,000 2019 2020 2021 2022 2023 2024 Market volume (units) AAON share 32.5 48.1 80.7 117.7 166.5 225.0 2019 2020 2021 2022 2023 2024 2019-24 CAGR 47% Taking share in a growing market¹ BASX-branded sales ($M)² 5% Volume Share 7% Volume Share

Data center air-side cooling and liquid cooling equipment will drive growth, for both cloud compute and AI data centers Drivers to 12.5%+ sales growth AAON and BASX growth drivers Market volumes will be flattish in 2025-2027, continuing to take share beyond that growth 89 Share gains Pricing Market volume AAON growth DC air-side cooling DC liquid cooling Other growth BASX growth Total company

1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 AAON BASX Both brands contributing to our strong backlog Backlog remains strong despite changes in the cycle Ended 1Q25 at record $1,026.9M 90 461.4 464.0 514.7 548.0 599.9 526.2 490.6 510.0 558.4 650.0 647.7 867.1 Backlog ($M)

91 Margin expansion opportunity Drivers of gross margin Leveraging sales growth Operational productivity gains Increased mix of high-volume orders Product-based organization that will unlock efficiency 30.3% 25.8% 26.7% 34.1% 33.1% Gross margin in line with 2024 Target 32-35% gross margin 2020 2021 2022 2023 2024 2025E Long term Gross margin

Clear capital allocation priorities 92 Internal investment/ CapEx Stockholder returns M&A

Focus on investing for growth ¹ CapEx includes acquisitions of intangible assets 93 Detail on Memphis expansion: • Building acquired Dec. 2024 • Equipment assembly began early 2025 • Installation of vertically integrated production in Q2-Q3 2025 • Full production accelerates starting in Q4 2025 CapEx elevated in 2024-25 to support capacity expansion Then returning to more normalized levels 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025E Medium- term Historical and future CapEx¹ Normalized Level

Compelling ROIC ¹ See Non-GAAP Financial Measures in Appendix. 94 Consistent stewardship of capital through economic cycles 17.8% 20.3% 27.3% 13.5% 16.4% 24.2% 18.6% >20.0% 2018 2019 2020 2021 2022 2023 2024 Long-term ROIC¹ Acquired Memphis Addition

Consistent annual dividend increases and measured stock buybacks $0.16 $0.17 $0.21 $0.21 $0.25 $0.25 $0.29 $0.32 $0.32 $0.40 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Dividends: expect consistent annual increases Opportunistic buybacks: $70M remaining on the authorization 95

Measured approach to M&A 96 Near-term, we do not anticipate any major M&A Given organic growth opportunities, we intend to be patient Small vertical integration plays are always a consideration Building internal resources and strategy to be well positioned Qualitative considerations include: Product or market diversification Custom or semi-custom solutions Strategic synergies associated with product portfolio Vertical integration Cost structure

97 Track record of low debt levels AAON has historically operated debt-free Memphis capacity increases debt slightly, but will decrease soon 0.4x 0.5x 0.2x 0.6x 0.9x 2021 2022 2023 2024 1Q25 Leverage ratio

Key takeaways Three-year organic sales CAGR 12.5%-plus Operating leverage through disciplined SG&A Driving gross margins to 32%-35% Managing a balanced capital allocation after increased CapEx spend in 2024-25 98

Driving value The AAON investment thesis 2027 Targets Sustainable competitive advantage High barriers to entry protect our market position Strategic growth opportunity Capitalizing on the expansion in the data center market, positioned for outsized returns Financial outperformance With a proven track record of growth and returns, we deliver exceptional stockholder value Market leadership & innovation Industry leader providing cutting-edge, customized solutions that set the standard for excellence Premium offering & differentiation Our rooftop business delivers premium quality and a compelling value proposition, driving customer loyalty and market penetration 99 12.5%+ 3-year organic sales CAGR 32%-35% gross margin

100 Q&A

101 Appendix

Non-GAAP Financial Measures 102

Non-GAAP Financial Measures 103

Non-GAAP Financial Measures 104